UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00116

The Investment Company of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Hong T. Le

The Investment Company of America

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

The Investment Company of America® Annual report for the year ended December 31, 2021

Invest in a fund whose
objective has stood
the test of time

The Investment Company of America seeks to achieve long-term growth of capital and income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class F-2 and Class A share results with relevant sales charges deducted and fund expenses. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of January 31, 2022, was 1.14% for Class F-2 shares and 0.89% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The Class A share value reflects the 5.75% maximum sales charge.

Investing outside the United States may be subject to risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

12	Financial statements

34	Board of trustees and other officers

Fellow investors:

Despite a lingering pandemic, global supply chain disruptions and increasing inflation, company earnings remained strong in 2021 and U.S. equity markets saw the return of bullish trends. While the biggest winners were technology-related companies, a rotation toward cyclical stocks boosted performance of other sectors that lagged in 2020.

Against this backdrop, The Investment Company of America (ICA) gained 25.27% for the 12-month period ended December 31, 2021, with distributions reinvested. The unmanaged Standard & Poor’s 500 Composite Index (S&P 500), a broad-based representation of the U.S. equity market and the fund’s primary benchmark, gained 28.71% over the same period.

In a rising market, it’s not unexpected for ICA to trail the S&P 500, given the fund’s focus on well-established dividend-paying companies, which are typically less volatile than the broader market and have tended to offer better downside protection. Indeed, over its lifetime, ICA has led its benchmark, with an average annual total return of 12.44%, as compared with 11.22% by the S&P 500. For the 20 years ended December 31, 2021, ICA posted an average annual total return of 9.04%, compared with 9.52% by the S&P 500.

Pivoting to a more balanced market

The political turmoil that kicked off the year set the stage for the headlines and headwinds 2021 would bring. But with the help of aggressive federal stimulus measures, including near-zero interest rates, the U.S. equity markets proved resilient, with all three major market indexes posting gains for the third straight year.

As the pandemic’s unpredictability amplified the necessity of digital technology and cloud-based services, leading technology companies soared, with five stocks making up nearly a third of the S&P 500’s returns. Semiconductor companies also boomed amid high demand and reduced supply, with sectors from industrials to health care to financials all reliant on microchips.

But beyond these technology leaders, we began to see a pivot away from growth and toward value-oriented sectors. Amid rising prices and expectations of looming interest rate hikes, many defensive and cyclical stocks that had been left behind returned to the forefront. Energy rebounded most strongly, moving from the worst performing S&P sector in 2020 to the best in 2021, with a 54.6% gain. Real estate (+46.2%) and financials (+35.0%) also staged a recovery amid the prospect of higher interest rates.

Underlying this pivot were mixed economic indicators. While U.S. unemployment fell to 3.9% at year’s end, consumer sentiment dropped to a 10-year low in November. Gross domestic product (GDP) soared to 6.7% in the second quarter, then fell to 2.3% in the third quarter.

The Investment Company of America	1

Results at a glance

Year ended December 31, 2021 (with all distributions reinvested)

	Class F-2 shares	Class A shares	Standard & Poor’s 500 Composite Index*
Income return	1.64%	1.41%	1.60%
Capital return	23.63%	23.60%	27.11%
Total return	25.27%	25.01%	28.71%

*	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Dividends and capital gain distributions paid in 2021

	Per Class F-2 share	Per Class A share	Payment date
Income dividends	$0.1784	$0.155	March 18
	0.1798	0.155	June 17
	0.1807	0.155	September 16
	0.1811	0.155	December 16
	$0.7200	$0.620

Capital gain distributions	$0.413	$0.413	June 17
	2.563	2.563	December 16
	$2.976	$2.976

Expense ratios and portfolio turnover rates1

Year ended December 31, 2021

	Expense ratio		Portfolio
	Class F-2 shares	Class A shares	turnover rate
ICA	0.37%	0.57%	22%
Industry average[2]	0.74%	1.02%	47%

[1]	The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
[2]	Source: Refinitiv Lipper. Lipper Growth & Income Funds Average (industry average expense ratio based on statistics for the most recent fiscal year-ends available as of 12/31/21).

ICA’s portfolio in review

Information technology investments were a leading contributor for ICA last year, driven by strong stock selection. Semiconductor manufacturing company Broadcom (+51.9%) was the top relative contributor, both within its sector and across the portfolio. Shares surged in the fourth quarter after a strong fiscal report and a decision to boost quarterly dividends by 14%. Microsoft (+51.2%) was the next largest contributor to relative returns in the sector.

ICA’s lower than index exposure in the information technology sector (19.8% on average for the year as compared with 27.6% for the S&P 500) dampened relative results in this strong market.

Energy was ICA’s second largest relative contributor, assisted by its higher than index exposure (nearly 5% on average for the year vs. the S&P 500’s 2.7%). EOG Resources (+78.1%) was the fund’s largest contributor in the sector, posting better-than-expected financial results and boosting its quarterly dividend twice last year.

ICA was more heavily invested in communication services over the period as compared with the index, which hindered relative returns. However, company selection within communication services partially offset the sector exposure.

ICA’s cash position of 4% on average in 2021 was also a detractor. This is expected in a strong up market. Cash is a naturally

2	The Investment Company of America

defensive holding, providing protection during market volatility and downturns. Cash holdings also allow portfolio managers the flexibility to quickly finance new investments.

Next to cash, financials was ICA’s most significant relative detractor, for two reasons. First, ICA had less exposure in the sector overall. Second, it was less heavily invested in larger banks that benefited from expectations of rising inflation and continued economic growth. Stock selection in health care also hindered relative results.

Looking ahead

Over the past decade, U.S. equity markets have experienced a remarkable period of sustained growth, supported in part by low interest rates and fiscal stimulus. While we remain steadily focused on the long term, we’re mindful of signs suggesting that we may be approaching the end of a prolonged bull market. Company valuations are at historically high levels. Global economic growth is slowing, particularly in China. Inflation has persisted, and in response, the Federal Reserve has accelerated the reduction of its monetary stimulus measures, with interest rate hikes expected in 2022. The number and pace of those hikes will determine their impact to the market.

We believe ICA is well positioned for this environment, from several standpoints. First, the fund’s greater diversification across sectors versus the S&P 500 has tended to offer more stability in volatile markets. Second, well-established dividend-paying companies offer some protection against the threat of sustained higher prices, as companies have the power to raise prices — and increase dividends — over time. Third, and perhaps most fundamental, our research-driven investment process is designed to seek out companies that can adapt and flourish in different market environments. At the core, our goal is to find quality growth companies at attractive valuations to hold for the long term — an investment philosophy that’s served the fund well from its inception in 1934 across many market and economic cycles.

We thank you for the trust and confidence you place in us. We look forward to reporting to you again in six months.

Cordially,

Grant L. Cambridge
Co-President

Martin Romo
Co-President

February 9, 2022

For current information about the fund, visit capitalgroup.com.

The Investment Company of America	3

The value of a long-term perspective

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2021)

	1 year	5 years	10 years
Class F-2 shares	25.27%	15.04%	14.70%
Class A shares*	17.83	13.46	13.81

Assumes payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratios are 0.37% for Class F-2 shares and 0.57% for Class A shares as of the prospectus dated March 1, 2022 (unaudited).

$3,000,000
1,000,000
500,000
100,000
10,000
6,000
Year ended December 31
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment1; thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes dividends and capital gain distributions reinvested in the years 1971 to 2021.
[4]	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

4	The Investment Company of America

How a hypothetical $10,000 investment has grown over 50 years

This chart illustrates how a hypothetical $10,000 investment in The Investment Company of America’s Class F-2 and Class A shares grew over the past 50 years, from December 31, 1971, through December 31, 2021, showing the closing values for each year. The chart also shows how the unmanaged Standard & Poor’s 500 Composite Index fared over this same period.

The Investment Company of America	5

Investment portfolio December 31, 2021

Industry sector diversification	Percent of net assets

Common stocks 96.22%	Shares	Value (000)
Energy 4.20%
Baker Hughes Co., Class A1	55,156,569	$1,327,067
Canadian Natural Resources, Ltd. (CAD denominated)	22,224,413	939,084
Chevron Corp.	11,319,288	1,328,318
ConocoPhillips	5,513,051	397,932
EOG Resources, Inc.	8,922,398	792,577
Exxon Mobil Corp.	1,127,349	68,983
Pioneer Natural Resources Company	850,092	154,615
TC Energy Corp. (CAD denominated)[2]	5,780,429	268,835
		5,277,411

Materials 4.22%
Air Products and Chemicals, Inc.	428,128	130,262
BHP Group PLC	13,459,092	400,695
Celanese Corp.	658,315	110,637
Dow, Inc.	3,969,546	225,153
Freeport-McMoRan, Inc.	16,373,600	683,270
International Flavors & Fragrances, Inc.	2,485,299	374,410
Linde PLC	5,700,480	1,974,817
LyondellBasell Industries NV	2,417,702	222,985
Rio Tinto PLC	8,126,173	538,080
Sherwin-Williams Company	336,322	118,439
Vale SA, ordinary nominative shares (ADR)	37,501,452	525,770
		5,304,518

Industrials 9.63%
Carrier Global Corp.	33,053,977	1,792,848
CSX Corp.	26,135,943	982,711
Cummins, Inc.	448,940	97,932
General Dynamics Corp.	5,555,204	1,158,093
General Electric Co.	20,403,776	1,927,545
Honeywell International, Inc.	1,253,053	261,274
Illinois Tool Works, Inc.	2,470,042	609,606
L3Harris Technologies, Inc.	1,721,757	367,147
Lockheed Martin Corp.	537,705	191,106
Norfolk Southern Corp.	435,336	129,604
Northrop Grumman Corp.	1,576,590	610,251
Otis Worldwide Corp.	3,056,170	266,101
Raytheon Technologies Corp.	21,470,277	1,847,732
Rolls-Royce Holdings PLC[3]	193,453,680	321,760
Safran SA2	801,255	98,211
Stanley Black & Decker, Inc.	2,106,779	397,381
TFI International, Inc.	4,436,866	497,417

6	The Investment Company of America

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
United Rentals, Inc.[3]	846,885	$281,411
Waste Connections, Inc.	358,030	48,789
Waste Management, Inc.	1,329,933	221,966
		12,108,885

Consumer discretionary 10.99%
Amazon.com, Inc.[3]	1,375,344	4,585,865
Aptiv PLC[3]	2,475,491	408,332
D.R. Horton, Inc.	348,875	37,836
Darden Restaurants, Inc.	966,691	145,622
Dollar General Corp.	612,022	144,333
DoorDash, Inc., Class A3	224,969	33,498
General Motors Company[3]	25,962,130	1,522,160
Hasbro, Inc.	6,467,935	658,306
Hilton Worldwide Holdings, Inc.[3]	259,197	40,432
Home Depot, Inc.	8,103,075	3,362,857
Kering SA	57,914	46,610
Lear Corp.	274,963	50,305
Lowe’s Companies, Inc.	237,382	61,359
McDonald’s Corp.	2,583,841	692,650
NIKE, Inc., Class B	1,861,744	310,297
NVR, Inc.[3]	24,005	141,842
Royal Caribbean Cruises, Ltd.[3]	11,672,524	897,617
Starbucks Corp.	812,421	95,029
Tesla, Inc.[3]	210,125	222,056
TJX Companies, Inc.	633,130	48,067
VF Corp.	3,357,613	245,844
YUM! Brands, Inc.	482,464	66,995
		13,817,912

Consumer staples 6.07%
Altria Group, Inc.	7,414,233	351,361
Anheuser-Busch InBev SA/NV	372,669	22,559
British American Tobacco PLC	38,220,474	1,414,130
Constellation Brands, Inc., Class A	130,191	32,674
Danone SA	1,499,797	93,213
General Mills, Inc.	7,087,832	477,578
Keurig Dr Pepper, Inc.	19,547,838	720,533
Kraft Heinz Company	733,368	26,328
Lamb Weston Holdings, Inc.	1,830,303	116,005
Mondelez International, Inc.	2,213,271	146,762
Nestlé SA	4,154,528	581,050
PepsiCo, Inc.	3,580,313	621,936
Pernod Ricard SA	955,087	229,978
Philip Morris International, Inc.	28,959,337	2,751,137
Procter & Gamble Company	289,030	47,280
		7,632,524

Health care 11.41%
Abbott Laboratories	24,922,039	3,507,528
AbbVie, Inc.	5,753,369	779,006
AmerisourceBergen Corp.	2,239,272	297,577
Amgen, Inc.	4,011,627	902,496
Anthem, Inc.	683,238	316,708
AstraZeneca PLC	1,246,929	146,466
AstraZeneca PLC (ADR)	777,359	45,281
Daiichi Sankyo Company, Ltd.	8,556,100	217,566
Danaher Corp.	1,309,172	430,731
DexCom, Inc.[3]	413,837	222,210
Edwards Lifesciences Corp.[3]	2,024,156	262,229
Eli Lilly and Company	580,442	160,330
Gilead Sciences, Inc.	15,601,856	1,132,851
GlaxoSmithKline PLC	12,881,661	280,126
Humana, Inc.	617,178	286,284
Medtronic PLC	3,089,670	319,626
Merck & Co., Inc.	1,137,933	87,211
Novo Nordisk A/S, Class B	1,946,155	218,985
Roche Holding AG, nonvoting non-registered shares	581,183	241,798

The Investment Company of America	7

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Stryker Corp.	841,127	$224,934
Teva Pharmaceutical Industries, Ltd. (ADR)[3]	50,017,214	400,638
Thermo Fisher Scientific, Inc.	2,050,051	1,367,876
UnitedHealth Group, Inc.	4,960,742	2,490,987
		14,339,444

Financials 7.71%
AIA Group, Ltd.	40,309,800	406,326
American International Group, Inc.	19,986,672	1,136,442
Aon PLC, Class A	689,741	207,309
Arthur J. Gallagher & Co.	1,836,236	311,554
Bank of America Corp.	2,216,080	98,594
BlackRock, Inc.	384,562	352,090
Blackstone, Inc., nonvoting shares	1,131,885	146,455
Chubb, Ltd.	3,433,782	663,784
Citizens Financial Group, Inc.	975,961	46,114
CME Group, Inc., Class A	1,623,879	370,991
Discover Financial Services	1,913,718	221,149
Great-West Lifeco, Inc. (CAD denominated)	9,364,077	281,008
ING Groep NV	22,504,878	313,662
JPMorgan Chase & Co.	10,387,283	1,644,826
KeyCorp	1,851,412	42,823
KKR & Co., Inc.	1,609,444	119,904
Marsh & McLennan Companies, Inc.	588,010	102,208
Morgan Stanley	7,052,752	692,298
PNC Financial Services Group, Inc.	7,108,604	1,425,417
S&P Global, Inc.	1,784,960	842,376
Signature Bank[3]	218,394	70,644
Toronto-Dominion Bank (CAD denominated)	842,886	64,622
Truist Financial Corp.	2,329,362	136,384
		9,696,980

Information technology 22.04%
Accenture PLC, Class A	2,445,917	1,013,955
Adobe, Inc.[3]	1,211,390	686,931
Amphenol Corp., Class A	9,126,746	798,225
Analog Devices, Inc.	1,238,602	217,709
Apple, Inc.	14,152,142	2,512,996
Applied Materials, Inc.	2,762,401	434,691
ASML Holding NV	1,127,413	907,092
ASML Holding NV (New York registered) (ADR)	43,754	34,834
Autodesk, Inc.[3]	537,627	151,175
Broadcom, Inc.	8,281,580	5,510,646
Cognizant Technology Solutions Corp., Class A	2,199,818	195,168
Datadog, Inc., Class A3	1,024,876	182,541
Fidelity National Information Services, Inc.	1,062,842	116,009
GoDaddy, Inc., Class A3	1,477,593	125,389
Intel Corp.	1,725,056	88,840
KLA Corp.	649,659	279,425
Lam Research Corp.	165,124	118,749
Mastercard, Inc., Class A	4,042,241	1,452,458
Micron Technology, Inc.	391,947	36,510
Microsoft Corp.	31,817,348	10,700,811
NetApp, Inc.	961,428	88,442
Paychex, Inc.	322,265	43,989
PayPal Holdings, Inc.[3]	799,891	150,843
QUALCOMM, Inc.	1,075,417	196,662
ServiceNow, Inc.[3]	1,738,811	1,128,680
SS&C Technologies Holdings, Inc.	1,403,329	115,045
Taiwan Semiconductor Manufacturing Company, Ltd.	6,653,000	147,887
Texas Instruments, Inc.	589,205	111,047
Visa, Inc., Class A	762,218	165,180
		27,711,929

8	The Investment Company of America

Common stocks (continued)	Shares	Value (000)
Communication services 14.42%
Activision Blizzard, Inc.	2,575,965	$171,379
Alphabet, Inc., Class A3	1,062,524	3,078,174
Alphabet, Inc., Class C3	613,975	1,776,592
Charter Communications, Inc., Class A3	221,057	144,123
Comcast Corp., Class A	77,926,721	3,922,052
Electronic Arts, Inc.	303,081	39,976
Meta Platforms, Inc., Class A3	15,799,042	5,314,008
Netflix, Inc.[3]	6,004,650	3,617,441
Omnicom Group, Inc.	908,502	66,566
		18,130,311

Utilities 3.44%
AES Corp.	20,967,520	509,511
CenterPoint Energy, Inc.	5,793,876	161,707
CMS Energy Corp.	2,537,868	165,088
Edison International	12,010,726	819,732
Entergy Corp.	1,399,703	157,677
Exelon Corp.	6,510,877	376,068
NextEra Energy, Inc.	6,801,344	634,973
PG&E Corp.[3]	91,361,505	1,109,129
Public Service Enterprise Group, Inc.	2,279,891	152,137
Sempra Energy	1,839,882	243,380
		4,329,402

Real estate 2.09%
Alexandria Real Estate Equities, Inc. REIT	709,103	158,102
American Tower Corp. REIT	1,794,118	524,780
Crown Castle International Corp. REIT	4,607,503	961,770
Equinix, Inc. REIT	387,052	327,384
Prologis, Inc. REIT	876,131	147,505
SBA Communications Corp. REIT	1,295,505	503,977
		2,623,518

Total common stocks (cost: $61,691,761,000)		120,972,834

Preferred securities 0.05%
Financials 0.05%
Fannie Mae, Series O, 7.00% noncumulative preferred shares[3]	4,815,256	23,787
Fannie Mae, Series P, 4.50% noncumulative preferred shares[3]	565,000	1,283
Fannie Mae, Series R, 7.625% noncumulative preferred shares[3]	2,946,415	7,219
Fannie Mae, Series T, 8.25% noncumulative preferred shares[3]	9,922,867	25,799
Federal Home Loan Mortgage Corp., Series V, 5.57% preferred shares[3]	1,818,512	4,055

Total preferred securities (cost: $47,694,000)		62,143

Convertible stocks 0.61%
Consumer discretionary 0.17%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023	1,147,279	211,203

Health care 0.15%
Danaher Corp., Series A, cumulative convertible preferred shares, 4.75% 2022	48,684	106,812
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023	48,693	84,637
		191,449

Information technology 0.17%
Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	102,650	213,039

Utilities 0.12%
AES Corp., convertible preferred units, 6.875% 2024	507,735	48,742
NextEra Energy, Inc., convertible preferred units, 4.872% 2022	1,447,534	98,563
		147,305

Total convertible stocks (cost: $579,667,000)		762,996

The Investment Company of America	9

Convertible bonds & notes 0.12%	Principal amount (000)	Value (000)
Consumer discretionary 0.12%
Royal Caribbean Cruises, Ltd., convertible notes, 2.875% 2023	$8,524	$10,084
Royal Caribbean Cruises, Ltd., convertible notes, 4.25% 2023	114,728	146,565

Total convertible bonds & notes (cost: $126,618,000)		156,649

Short-term securities 3.04%	Shares
Money market investments 2.92%
Capital Group Central Cash Fund 0.09%[1,4]	36,631,546	3,663,521

Money market investments purchased with collateral from securities on loan 0.12%
Capital Group Central Cash Fund 0.09%[1,4,5]	438,166	43,821
BlackRock Liquidity Funds – FedFund, Institutional Shares 0.03%[4,5]	24,500,000	24,500
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[4,5]	22,200,000	22,200
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[4,5]	18,604,709	18,605
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 0.03%[4,5]	11,400,000	11,400
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[4,5]	11,400,000	11,400
Fidelity Investments Money Market Government Portfolio, Class I 0.01%[4,5]	10,700,000	10,700
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.03%[4,5]	10,700,000	10,700
		153,326

Total short-term securities (cost: $3,816,424,000)		3,816,847
Total investment securities 100.04% (cost: $66,262,164,000)		125,771,469
Other assets less liabilities (0.04)%		(52,075)

Net assets 100.00%		$125,719,394

10	The Investment Company of America

Investments in affiliates1

						Net
	Value of				Net	unrealized	Value of
	affiliates at				realized	appreciation	affiliates at	Dividend
	1/1/2021	Additions		Reductions	gain	(depreciation)	12/31/2021	income
	(000)	(000)		(000)	(000)	(000)	(000)	(000)
Common stocks 1.06%
Energy 1.06%
Baker Hughes Co., Class A	$929,454	$262,427		$1,112	$678	$135,620	$1,327,067	$34,174
Consumer discretionary 0.00%
Hasbro, Inc.[6]	709,683	—		108,194	8,219	48,598	—	18,356
Consumer staples 0.00%
Lamb Weston Holdings, Inc.[6]	790,669	—		628,498	219,467	(265,633)	—	4,044
Total common stocks							1,327,067
Short-term securities 2.95%
Money market investments 2.92%
Capital Group Central Cash Fund 0.09%[4]	4,123,032	17,581,353		18,040,960	314	(218)	3,663,521	3,116
Money market investments purchased with collateral from securities on loan 0.03%
Capital Group Central Cash Fund 0.09%[4,5]	—	43,821	[7]				43,821	—	[8]
Total short-term securities							3,707,342
Total 4.01%					$228,678	$(81,633)	$5,034,409	$59,690

[1]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[2]	All or a portion of this security was on loan. The total value of all such securities was $239,517,000, which represented .19% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Security did not produce income during the last 12 months.
[4]	Rate represents the seven-day yield at 12/31/2021.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Unaffiliated issuer at 12/31/2021.
[7]	Represents net activity. Refer to Note 5 for more information on securities lending.
[8]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See notes to financial statements.

The Investment Company of America	11

Financial statements

Statement of assets and liabilities
at December 31, 2021	(dollars in thousands)

Assets:
Investment securities, at value (includes $239,517 of investment securities on loan):
Unaffiliated issuers (cost: $61,444,184)	$120,737,060
Affiliated issuers (cost: $4,817,980)	5,034,409	$125,771,469
Cash		166
Cash denominated in currencies other than U.S. dollars (cost: $3,084)		3,084
Receivables for:
Sales of fund’s shares	59,672
Dividends and interest	158,999
Other	1,433	220,104
		125,994,823
Liabilities:
Collateral for securities on loan		153,326
Payables for:
Purchases of investments	265
Repurchases of fund’s shares	61,936
Investment advisory services	24,163
Services provided by related parties	27,927
Trustees’ deferred compensation	4,630
Other	3,182	122,103
Net assets at December 31, 2021		$125,719,394

Net assets consist of:
Capital paid in on shares of beneficial interest		$64,495,167
Total distributable earnings		61,224,227
Net assets at December 31, 2021		$125,719,394

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,428,441 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$81,273,976	1,568,989		$51.80
Class C	1,544,282	30,196		51.14
Class T	14	—	*	51.78
Class F-1	1,594,929	30,884		51.64
Class F-2	11,435,505	220,921		51.76
Class F-3	4,864,124	93,957		51.77
Class 529-A	3,715,542	71,955		51.64
Class 529-C	109,756	2,129		51.55
Class 529-E	94,862	1,844		51.44
Class 529-T	19	—	*	51.78
Class 529-F-1	14	—	*	51.54
Class 529-F-2	192,052	3,708		51.79
Class 529-F-3	14	—	*	51.78
Class R-1	77,791	1,517		51.30
Class R-2	752,203	14,643		51.37
Class R-2E	92,228	1,787		51.61
Class R-3	1,059,972	20,557		51.56
Class R-4	1,440,036	27,896		51.62
Class R-5E	202,527	3,914		51.74
Class R-5	225,393	4,353		51.79
Class R-6	17,044,155	329,191		51.78

*	Amount less than one thousand.

See notes to financial statements.

12	The Investment Company of America

Financial statements (continued)

Statement of operations
for the year ended December 31, 2021	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $18,903; also includes $59,690 from affiliates)	$2,180,612
Interest	10,817
Securities lending income (net of fees)	1,729	$2,193,158
Fees and expenses*:
Investment advisory services	272,184
Distribution services	227,560
Transfer agent services	67,705
Administrative services	35,276
Reports to shareholders	1,881
Registration statement and prospectus	1,211
Trustees’ compensation	1,375
Auditing and legal	188
Custodian	938
Other	2,715
Total fees and expenses before waiver/reimbursement	611,033
Less waiver/reimbursement of fees and expenses:
Investment advisory services waiver	101
Transfer agent services reimbursement	— †
Total fees and expenses after waiver/reimbursement		610,932
Net investment income		1,582,226

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	7,807,245
Affiliated issuers	228,678
In-kind redemptions	71,605
Currency transactions	(9,669)	8,097,859
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	16,641,138
Affiliated issuers	(81,633)
Currency translations	(501)	16,559,004
Net realized gain and unrealized appreciation		24,656,863

Net increase in net assets resulting from operations		$26,239,089

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

The Investment Company of America	13

Financial statements (continued)

Statements of changes in net assets

	Year ended December 31,
	2021	2020
Operations:
Net investment income	$1,582,226	$1,555,783
Net realized gain	8,097,859	763,428
Net unrealized appreciation	16,559,004	11,328,338
Net increase in net assets resulting from operations	26,239,089	13,647,549

Distributions paid to shareholders	(8,411,156)	(1,893,511)

Net capital share transactions	(1,296,839)	(5,530,573)

Total increase in net assets	16,531,094	6,223,465

Net assets:
Beginning of year	109,188,300	102,964,835
End of year	$125,719,394	$109,188,300

See notes to financial statements.

14	The Investment Company of America

Notes to financial statements

1. Organization

The Investment Company of America (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of

The Investment Company of America	15

investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to

16	The Investment Company of America

a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$5,277,411	$—	$—	$5,277,411
Materials	5,304,518	—	—	5,304,518
Industrials	12,108,885	—	—	12,108,885
Consumer discretionary	13,817,912	—	—	13,817,912
Consumer staples	7,632,524	—	—	7,632,524
Health care	14,339,444	—	—	14,339,444
Financials	9,696,980	—	—	9,696,980
Information technology	27,711,929	—	—	27,711,929
Communication services	18,130,311	—	—	18,130,311
Utilities	4,329,402	—	—	4,329,402
Real estate	2,623,518	—	—	2,623,518
Preferred securities	62,143	—	—	62,143
Convertible stocks	762,996	—	—	762,996
Convertible bonds & notes	—	156,649	—	156,649
Short-term securities	3,816,847	—	—	3,816,847
Total	$125,614,820	$156,649	$—	$125,771,469

The Investment Company of America	17

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides

18	The Investment Company of America

indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of December 31, 2021, the total value of securities on loan was $239,517,000, and the total value of collateral received was $251,783,000. Collateral received includes cash of $153,326,000 and U.S. government securities of $98,457,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2021, the fund recognized $21,799,000 in reclaims (net of $330,000 in fees and the effect of realized gain or loss from currency translations) and $2,081,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S. and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2021, the fund reclassified $621,828,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

The Investment Company of America	19

As of December 31, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$454,657
Undistributed long-term capital gains	1,384,012
Gross unrealized appreciation on investments	59,988,477
Gross unrealized depreciation on investments	(599,722)
Net unrealized appreciation on investments	59,388,755
Cost of investments	66,382,714

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2021				Year ended December 31, 2020
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains		Total distributions paid
Class A	$936,610		$4,470,405	$5,407,015	$966,135		$178,390		$1,144,525
Class C	7,386		85,967	93,353	11,683		4,288		15,971
Class T	—	*	1	1	—	*	—	*	—	*
Class F-1	18,840		89,466	108,306	25,522		4,841		30,363
Class F-2	145,754		619,535	765,289	135,727		22,370		158,097
Class F-3	68,291		266,047	334,338	66,159		10,084		76,243
Class 529-A	41,645		204,875	246,520	43,198		8,121		51,319
Class 529-C	492		6,192	6,684	1,467		739		2,206
Class 529-E	875		5,318	6,193	1,023		235		1,258
Class 529-T	—	*	1	1	—	*	—	*	—	*
Class 529-F-1	—	*	1	1	1,527		334		1,861
Class 529-F-2†	2,379		10,377	12,756	533		—		533
Class 529-F-3†	—	*	1	1	—	*	—		—	*
Class R-1	363		4,412	4,775	554		200		754
Class R-2	3,330		41,635	44,965	4,951		1,776		6,727
Class R-2E	633		5,026	5,659	750		203		953
Class R-3	9,184		59,009	68,193	11,038		2,595		13,633
Class R-4	16,642		80,261	96,903	19,203		3,674		22,877
Class R-5E	2,304		10,838	13,142	1,459		242		1,701
Class R-5	3,159		12,413	15,572	3,717		618		4,335
Class R-6	258,247		923,242	1,181,489	312,342		47,813		360,155
Total	$1,516,134		$6,895,022	$8,411,156	$1,606,988		$286,523		$1,893,511

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

20	The Investment Company of America

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.219% on such assets in excess of $89 billion. During the year ended December 31, 2021, CRMC waived investment advisory services fees of $101,000. CRMC does not intend to recoup this waiver. As a result, the fees shown on the fund’s statement of operations of $272,184,000 were reduced to $272,083,000, both of which were equivalent to an annualized rate of 0.231% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2021, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended December 31, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based

The Investment Company of America	21

on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fee will be amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended December 31, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$184,012	$46,054		$22,657		Not applicable
Class C	14,678	897		442		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	4,066	2,064		494		Not applicable
Class F-2	Not applicable	10,547		3,013		Not applicable
Class F-3	Not applicable	44		1,327		Not applicable
Class 529-A	8,057	1,954		1,043		$2,060
Class 529-C	1,132	66		35		68
Class 529-E	450	28		27		54
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	94		49		98
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	740	68		22		Not applicable
Class R-2	5,317	2,425		213		Not applicable
Class R-2E	503	167		25		Not applicable
Class R-3	5,089	1,491		305		Not applicable
Class R-4	3,516	1,380		422		Not applicable
Class R-5E	Not applicable	220		46		Not applicable
Class R-5	Not applicable	101		64		Not applicable
Class R-6	Not applicable	105		5,092		Not applicable
Total class-specific expenses	$227,560	$67,705		$35,276		$2,280

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,375,000 in the fund’s statement of operations reflects $646,000 in current fees (either paid in cash or deferred) and a net increase of $729,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2021, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,610,565,000 and $2,041,698,000, respectively, which generated $677,838,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility

22	The Investment Company of America

that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2021.

8. Warrants

As of December 31, 2021, the fund had warrants outstanding which may be exercised at any time for the purchase of 818,231 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2021, the net asset value of each share class would have been reduced by approximately $0.02 per share. No warrants were exercised during the year ended December 31, 2021.

9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class A	$3,785,679	76,729	$5,274,174	104,211		$(7,192,513)	(145,421)	$1,867,340	35,519
Class C	187,433	3,843	93,012	1,858		(338,272)	(6,933)	(57,827)	(1,232)
Class T	—	—	—	—		—	—	—	—
Class F-1	75,240	1,532	106,796	2,118		(638,700)	(13,130)	(456,664)	(9,480)
Class F-2	2,648,165	53,549	744,049	14,712		(2,031,848)	(41,112)	1,360,366	27,149
Class F-3	942,053	19,181	317,260	6,275		(967,656)	(19,697)	291,657	5,759
Class 529-A	275,391	5,582	246,444	4,884		(496,703)	(10,061)	25,132	405
Class 529-C	18,705	380	6,681	132		(51,090)	(1,034)	(25,704)	(522)
Class 529-E	6,305	128	6,188	123		(14,878)	(303)	(2,385)	(52)
Class 529-T	—	—	1	—	[2]	—	—	1	— [2]
Class 529-F-1	—	—	1	—	[2]	—	—	1	— [2]
Class 529-F-2	44,799	901	12,754	252		(24,738)	(498)	32,815	655
Class 529-F-3	—	—	1	—	[2]	—	—	1	— [2]
Class R-1	10,059	206	4,740	95		(18,414)	(375)	(3,615)	(74)
Class R-2	125,478	2,568	44,935	894		(183,585)	(3,770)	(13,172)	(308)
Class R-2E	18,736	382	5,659	112		(20,196)	(415)	4,199	79
Class R-3	168,317	3,452	68,132	1,352		(286,398)	(5,855)	(49,949)	(1,051)
Class R-4	146,332	2,990	96,836	1,920		(354,580)	(7,202)	(111,412)	(2,292)
Class R-5E	94,814	1,919	13,138	260		(26,468)	(541)	81,484	1,638
Class R-5	21,398	434	15,558	308		(39,215)	(796)	(2,259)	(54)
Class R-6	2,229,888	45,446	1,181,486	23,387		(7,648,222)	(155,857)	(4,236,848)	(87,024)
Total net increase (decrease)	$10,798,792	219,222	$8,237,845	162,893		$(20,333,476)	(413,000)	$(1,296,839)	(30,885)

See next page for footnotes.

The Investment Company of America	23

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class A	$3,285,188	86,876		$1,113,924		30,061		$(7,557,244)	(199,815)	$(3,158,132)	(82,878)
Class C	180,729	4,865		15,870		436		(540,393)	(14,275)	(343,794)	(8,974)
Class T	—	—		—		—		—	—	—	—
Class F-1	152,213	4,028		29,506		805		(492,077)	(13,171)	(310,358)	(8,338)
Class F-2	2,276,245	59,270		152,802		4,132		(2,716,811)	(71,568)	(287,764)	(8,166)
Class F-3	840,108	21,950		72,271		1,957		(976,901)	(25,986)	(64,522)	(2,079)
Class 529-A	362,161	9,368		51,299		1,387		(477,561)	(12,297)	(64,101)	(1,542)
Class 529-C	20,635	542		2,205		62		(198,659)	(5,153)	(175,819)	(4,549)
Class 529-E	5,945	157		1,257		34		(18,081)	(468)	(10,879)	(277)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	20,084	521		1,861		52		(135,299)	(3,502)	(113,354)	(2,929)
Class 529-F-2[3]	123,289	3,151		532		12		(4,780)	(110)	119,041	3,053
Class 529-F-3[3]	10	—	[2]	—	[2]	—	[2]	—	—	10	— [2]
Class R-1	8,263	220		751		20		(19,924)	(532)	(10,910)	(292)
Class R-2	120,416	3,162		6,720		183		(182,350)	(4,826)	(55,214)	(1,481)
Class R-2E	15,495	399		953		26		(19,652)	(512)	(3,204)	(87)
Class R-3	155,079	4,090		13,617		369		(265,356)	(6,942)	(96,660)	(2,483)
Class R-4	144,530	3,807		22,864		620		(406,878)	(10,612)	(239,484)	(6,185)
Class R-5E	43,150	1,126		1,700		46		(24,415)	(623)	20,435	549
Class R-5	24,424	643		4,333		118		(113,946)	(2,961)	(85,189)	(2,200)
Class R-6	2,033,130	54,683		360,151		9,750		(3,043,956)	(79,905)	(650,675)	(15,472)
Total net increase (decrease)	$9,811,094	258,858		$1,852,616		50,070		$(17,194,283)	(453,258)	$(5,530,573)	(144,330)

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

11. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $24,773,446,000 and $32,364,157,000, respectively, during the year ended December 31, 2021.

24	The Investment Company of America

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
12/31/2021	$44.42	$.64	$10.34	$10.98	$(.62)	$(2.98)	$(3.60)	$51.80	25.01%	$81,274		.57%		.57%		1.29%
12/31/2020	39.57	.60	4.98	5.58	(.62)	(.11)	(.73)	44.42	14.50	68,122		.59		.59		1.54
12/31/2019	33.91	.70	7.53	8.23	(.76)	(1.81)	(2.57)	39.57	24.54	63,959		.59		.59		1.86
12/31/2018	40.39	.75	(3.28)	(2.53)	(.74)	(3.21)	(3.95)	33.91	(6.51)	54,973		.57		.57		1.85
12/31/2017	36.23	.69	6.41	7.10	(.68)	(2.26)	(2.94)	40.39	19.73	63,640		.57		.57		1.76
Class C:
12/31/2021	43.90	.26	10.21	10.47	(.25)	(2.98)	(3.23)	51.14	24.08	1,544		1.32		1.32		.54
12/31/2020	39.10	.30	4.94	5.24	(.33)	(.11)	(.44)	43.90	13.64	1,380		1.33		1.33		.79
12/31/2019	33.54	.41	7.43	7.84	(.47)	(1.81)	(2.28)	39.10	23.57	1,580		1.35		1.35		1.09
12/31/2018	39.98	.42	(3.24)	(2.82)	(.41)	(3.21)	(3.62)	33.54	(7.24)	1,498		1.36		1.36		1.05
12/31/2017	35.89	.37	6.34	6.71	(.36)	(2.26)	(2.62)	39.98	18.77	1,806		1.38		1.38		.95
Class T:
12/31/2021	44.41	.75	10.34	11.09	(.74)	(2.98)	(3.72)	51.78	25.29 [5]	—	[6]	.34	[5]	.34	[5]	1.52	[5]
12/31/2020	39.56	.69	4.99	5.68	(.72)	(.11)	(.83)	44.41	14.79 [5]	—	[6]	.35	[5]	.35	[5]	1.77	[5]
12/31/2019	33.91	.79	7.52	8.31	(.85)	(1.81)	(2.66)	39.56	24.79 [5]	—	[6]	.35	[5]	.35	[5]	2.09	[5]
12/31/2018	40.38	.83	(3.27)	(2.44)	(.82)	(3.21)	(4.03)	33.91	(6.29)[5]	—	[6]	.36	[5]	.36	[5]	2.05	[5]
12/31/2017[7,8]	38.08	.56	4.59	5.15	(.59)	(2.26)	(2.85)	40.38	13.61 [5,9]	—	[6]	.38	[5,10]	.38	[5,10]	1.92	[5,10]
Class F-1:
12/31/2021	44.29	.60	10.31	10.91	(.58)	(2.98)	(3.56)	51.64	24.92	1,595		.64		.64		1.22
12/31/2020	39.45	.57	4.98	5.55	(.60)	(.11)	(.71)	44.29	14.44	1,788		.65		.65		1.48
12/31/2019	33.82	.67	7.50	8.17	(.73)	(1.81)	(2.54)	39.45	24.43	1,922		.66		.66		1.78
12/31/2018	40.29	.71	(3.27)	(2.56)	(.70)	(3.21)	(3.91)	33.82	(6.59)	1,639		.66		.66		1.76
12/31/2017	36.15	.65	6.39	7.04	(.64)	(2.26)	(2.90)	40.29	19.60	2,039		.68		.68		1.66
Class F-2:
12/31/2021	44.39	.74	10.33	11.07	(.72)	(2.98)	(3.70)	51.76	25.27	11,435		.37		.37		1.49
12/31/2020	39.55	.67	4.98	5.65	(.70)	(.11)	(.81)	44.39	14.73	8,602		.38		.38		1.74
12/31/2019	33.90	.77	7.52	8.29	(.83)	(1.81)	(2.64)	39.55	24.76	7,986		.39		.39		2.05
12/31/2018	40.37	.82	(3.27)	(2.45)	(.81)	(3.21)	(4.02)	33.90	(6.31)	6,067		.39		.39		2.03
12/31/2017	36.21	.76	6.41	7.17	(.75)	(2.26)	(3.01)	40.37	19.94	4,840		.40		.40		1.93
Class F-3:
12/31/2021	44.40	.79	10.33	11.12	(.77)	(2.98)	(3.75)	51.77	25.39	4,864		.27		.27		1.60
12/31/2020	39.55	.72	4.98	5.70	(.74)	(.11)	(.85)	44.40	14.88	3,916		.28		.28		1.85
12/31/2019	33.90	.82	7.52	8.34	(.88)	(1.81)	(2.69)	39.55	24.89	3,571		.29		.29		2.16
12/31/2018	40.37	.86	(3.28)	(2.42)	(.84)	(3.21)	(4.05)	33.90	(6.24)	2,562		.30		.30		2.12
12/31/2017[7,11]	37.51	.74	5.17	5.91	(.79)	(2.26)	(3.05)	40.37	15.91 [9]	2,817		.30	[10]	.30	[10]	1.99	[10]
Class 529-A:
12/31/2021	44.29	.62	10.31	10.93	(.60)	(2.98)	(3.58)	51.64	24.97	3,716		.61		.61		1.25
12/31/2020	39.46	.57	4.97	5.54	(.60)	(.11)	(.71)	44.29	14.43	3,169		.64		.64		1.49
12/31/2019	33.82	.67	7.52	8.19	(.74)	(1.81)	(2.55)	39.46	24.46	2,884		.65		.65		1.79
12/31/2018	40.29	.71	(3.27)	(2.56)	(.70)	(3.21)	(3.91)	33.82	(6.59)	2,495		.66		.66		1.76
12/31/2017	36.15	.65	6.40	7.05	(.65)	(2.26)	(2.91)	40.29	19.62	2,843		.66		.66		1.67

See end of table for footnotes.

The Investment Company of America	25

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2021	$44.22	$.24	$10.29	$10.53	$(.22)	$(2.98)	$(3.20)	$51.55	24.02%		$110		1.37%		1.37%		.49%
12/31/2020	39.36	.29	4.97	5.26	(.29)	(.11)	(.40)	44.22	13.60		117		1.37		1.37		.77
12/31/2019	33.74	.39	7.49	7.88	(.45)	(1.81)	(2.26)	39.36	23.54		283		1.39		1.39		1.05
12/31/2018	40.19	.41	(3.26)	(2.85)	(.39)	(3.21)	(3.60)	33.74	(7.28)		293		1.41		1.41		1.01
12/31/2017	36.03	.35	6.37	6.72	(.30)	(2.26)	(2.56)	40.19	18.71		374		1.43		1.43		.90
Class 529-E:
12/31/2021	44.14	.50	10.26	10.76	(.48)	(2.98)	(3.46)	51.44	24.65		95		.85		.85		1.01
12/31/2020	39.31	.48	4.97	5.45	(.51)	(.11)	(.62)	44.14	14.20		84		.86		.86		1.26
12/31/2019	33.71	.59	7.47	8.06	(.65)	(1.81)	(2.46)	39.31	24.14		85		.88		.88		1.56
12/31/2018	40.16	.61	(3.25)	(2.64)	(.60)	(3.21)	(3.81)	33.71	(6.78)		79		.90		.90		1.52
12/31/2017	36.04	.56	6.37	6.93	(.55)	(2.26)	(2.81)	40.16	19.34		92		.90		.90		1.43
Class 529-T:
12/31/2021	44.41	.73	10.33	11.06	(.71)	(2.98)	(3.69)	51.78	25.23	[5]	—	[6]	.39	[5]	.39	[5]	1.47	[5]
12/31/2020	39.56	.67	4.99	5.66	(.70)	(.11)	(.81)	44.41	14.72	[5]	—	[6]	.40	[5]	.40	[5]	1.72	[5]
12/31/2019	33.91	.77	7.52	8.29	(.83)	(1.81)	(2.64)	39.56	24.72	[5]	—	[6]	.41	[5]	.41	[5]	2.03	[5]
12/31/2018	40.38	.81	(3.27)	(2.46)	(.80)	(3.21)	(4.01)	33.91	(6.34)[5]		—	[6]	.42	[5]	.42	[5]	2.00	[5]
12/31/2017[7,8]	38.08	.55	4.59	5.14	(.58)	(2.26)	(2.84)	40.38	13.57	[5,9]	—	[6]	.43	[5,10]	.43	[5,10]	1.88	[5,10]
Class 529-F-1:
12/31/2021	44.21	.70	10.29	10.99	(.68)	(2.98)	(3.66)	51.54	25.19	[5]	—	[6]	.44	[5]	.44	[5]	1.42	[5]
12/31/2020	39.40	.65	4.97	5.62	(.70)	(.11)	(.81)	44.21	14.69	[5]	—	[6]	.40	[5]	.40	[5]	1.72	[5]
12/31/2019	33.78	.76	7.50	8.26	(.83)	(1.81)	(2.64)	39.40	24.72		115		.42		.42		2.02
12/31/2018	40.24	.80	(3.25)	(2.45)	(.80)	(3.21)	(4.01)	33.78	(6.34)		93		.43		.43		1.99
12/31/2017	36.11	.74	6.38	7.12	(.73)	(2.26)	(2.99)	40.24	19.88		83		.44		.44		1.89
Class 529-F-2:
12/31/2021	44.41	.74	10.33	11.07	(.71)	(2.98)	(3.69)	51.79	25.25		192		.38		.38		1.48
12/31/2020[7,12]	38.92	.12	5.55	5.67	(.18)	—	(.18)	44.41	14.56	[9]	136		.06	[9]	.06	[9]	.29	[9]
Class 529-F-3:
12/31/2021	44.41	.76	10.33	11.09	(.74)	(2.98)	(3.72)	51.78	25.31		—	[6]	.34		.32		1.54
12/31/2020[7,12]	38.92	.13	5.54	5.67	(.18)	—	(.18)	44.41	14.59	[9]	—	[6]	.09	[9]	.06	[9]	.30	[9]
Class R-1:
12/31/2021	44.03	.26	10.23	10.49	(.24)	(2.98)	(3.22)	51.30	24.04		78		1.34		1.34		.52
12/31/2020	39.21	.30	4.95	5.25	(.32)	(.11)	(.43)	44.03	13.63		70		1.35		1.35		.77
12/31/2019	33.63	.40	7.45	7.85	(.46)	(1.81)	(2.27)	39.21	23.54		74		1.37		1.37		1.07
12/31/2018	40.07	.41	(3.24)	(2.83)	(.40)	(3.21)	(3.61)	33.63	(7.24)		72		1.38		1.38		1.03
12/31/2017	35.97	.36	6.36	6.72	(.36)	(2.26)	(2.62)	40.07	18.73		88		1.39		1.39		.94

See end of table for footnotes.

26	The Investment Company of America

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
12/31/2021	$44.09	$.25	$10.24	$10.49	$(.23)	$(2.98)	$(3.21)	$51.37	24.02%	$752	1.36%	1.36%	.51%
12/31/2020	39.26	.29	4.97	5.26	(.32)	(.11)	(.43)	44.09	13.62	659	1.37	1.37	.76
12/31/2019	33.67	.40	7.46	7.86	(.46)	(1.81)	(2.27)	39.26	23.54	645	1.39	1.39	1.06
12/31/2018	40.12	.41	(3.25)	(2.84)	(.40)	(3.21)	(3.61)	33.67	(7.26)	582	1.40	1.40	1.02
12/31/2017	36.01	.36	6.37	6.73	(.36)	(2.26)	(2.62)	40.12	18.75	687	1.39	1.39	.94
Class R-2E:
12/31/2021	44.28	.40	10.29	10.69	(.38)	(2.98)	(3.36)	51.61	24.41	92	1.07	1.07	.80
12/31/2020	39.43	.40	4.99	5.39	(.43)	(.11)	(.54)	44.28	13.94	75	1.08	1.08	1.05
12/31/2019	33.81	.51	7.49	8.00	(.57)	(1.81)	(2.38)	39.43	23.89	71	1.09	1.09	1.35
12/31/2018	40.28	.53	(3.26)	(2.73)	(.53)	(3.21)	(3.74)	33.81	(6.99)	52	1.10	1.10	1.33
12/31/2017	36.15	.48	6.40	6.88	(.49)	(2.26)	(2.75)	40.28	19.14	43	1.09	1.09	1.23
Class R-3:
12/31/2021	44.24	.47	10.28	10.75	(.45)	(2.98)	(3.43)	51.56	24.56	1,060	.91	.91	.95
12/31/2020	39.40	.46	4.98	5.44	(.49)	(.11)	(.60)	44.24	14.13	956	.92	.92	1.20
12/31/2019	33.78	.57	7.49	8.06	(.63)	(1.81)	(2.44)	39.40	24.08	949	.93	.93	1.51
12/31/2018	40.24	.59	(3.26)	(2.67)	(.58)	(3.21)	(3.79)	33.78	(6.84)	864	.94	.94	1.47
12/31/2017	36.11	.54	6.38	6.92	(.53)	(2.26)	(2.79)	40.24	19.28	1,028	.95	.95	1.38
Class R-4:
12/31/2021	44.28	.62	10.30	10.92	(.60)	(2.98)	(3.58)	51.62	24.96	1,440	.61	.61	1.25
12/31/2020	39.44	.58	4.98	5.56	(.61)	(.11)	(.72)	44.28	14.48	1,337	.62	.62	1.50
12/31/2019	33.81	.68	7.50	8.18	(.74)	(1.81)	(2.55)	39.44	24.46	1,435	.63	.63	1.81
12/31/2018	40.28	.72	(3.28)	(2.56)	(.70)	(3.21)	(3.91)	33.81	(6.58)	1,346	.64	.64	1.77
12/31/2017	36.14	.66	6.39	7.05	(.65)	(2.26)	(2.91)	40.28	19.64	1,688	.65	.65	1.68
Class R-5E:
12/31/2021	44.38	.73	10.32	11.05	(.71)	(2.98)	(3.69)	51.74	25.21	203	.41	.41	1.47
12/31/2020	39.54	.66	4.98	5.64	(.69)	(.11)	(.80)	44.38	14.69	101	.42	.42	1.70
12/31/2019	33.89	.76	7.52	8.28	(.82)	(1.81)	(2.63)	39.54	24.72	68	.43	.43	2.01
12/31/2018	40.36	.81	(3.27)	(2.46)	(.80)	(3.21)	(4.01)	33.89	(6.35)	24	.43	.43	2.01
12/31/2017	36.20	.76	6.39	7.15	(.73)	(2.26)	(2.99)	40.36	19.89	10	.44	.44	1.95
Class R-5:
12/31/2021	44.41	.77	10.34	11.11	(.75)	(2.98)	(3.73)	51.79	25.34	225	.31	.31	1.55
12/31/2020	39.56	.69	4.99	5.68	(.72)	(.11)	(.83)	44.41	14.82	196	.32	.32	1.80
12/31/2019	33.91	.80	7.52	8.32	(.86)	(1.81)	(2.67)	39.56	24.82	261	.33	.33	2.11
12/31/2018	40.38	.84	(3.27)	(2.43)	(.83)	(3.21)	(4.04)	33.91	(6.27)	245	.34	.34	2.07
12/31/2017	36.22	.78	6.41	7.19	(.77)	(2.26)	(3.03)	40.38	20.00	315	.35	.35	1.98
Class R-6:
12/31/2021	44.40	.79	10.34	11.13	(.77)	(2.98)	(3.75)	51.78	25.41	17,044	.27	.27	1.61
12/31/2020	39.56	.72	4.97	5.69	(.74)	(.11)	(.85)	44.40	14.85	18,480	.27	.27	1.85
12/31/2019	33.90	.82	7.53	8.35	(.88)	(1.81)	(2.69)	39.56	24.92	17,077	.28	.28	2.16
12/31/2018	40.38	.86	(3.28)	(2.42)	(.85)	(3.21)	(4.06)	33.90	(6.25)	12,548	.29	.29	2.13
12/31/2017	36.22	.80	6.41	7.21	(.79)	(2.26)	(3.05)	40.38	20.07	11,556	.30	.30	2.03

	Year ended December 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate for all share classes[13]	22%	39%	31%	36%	28%

The Investment Company of America	27

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During the periods shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

28	The Investment Company of America

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Investment Company of America:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of The Investment Company of America (the “Fund”), including the investment portfolio, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
February 9, 2022

We have served as the auditor of one or more American Funds investment companies since 1956.

The Investment Company of America	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2021, through December 31, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	The Investment Company of America

Expense example (continued)

	Beginning account value 7/1/2021	Ending account value 12/31/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,095.83	$3.01	.57%
Class A – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class C – actual return	1,000.00	1,091.69	6.96	1.32
Class C – assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class T – actual return	1,000.00	1,096.86	1.80	.34
Class T – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class F-1 – actual return	1,000.00	1,095.28	3.33	.63
Class F-1 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class F-2 – actual return	1,000.00	1,096.79	1.96	.37
Class F-2 – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class F-3 – actual return	1,000.00	1,097.52	1.43	.27
Class F-3 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 529-A – actual return	1,000.00	1,095.65	3.22	.61
Class 529-A – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 529-C – actual return	1,000.00	1,091.31	7.22	1.37
Class 529-C – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class 529-E – actual return	1,000.00	1,094.28	4.49	.85
Class 529-E – assumed 5% return	1,000.00	1,020.92	4.33	.85
Class 529-T – actual return	1,000.00	1,096.86	2.06	.39
Class 529-T – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 529-F-1 – actual return	1,000.00	1,096.57	2.33	.44
Class 529-F-1 – assumed 5% return	1,000.00	1,022.99	2.24	.44
Class 529-F-2 – actual return	1,000.00	1,096.86	2.01	.38
Class 529-F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 529-F-3 – actual return	1,000.00	1,096.96	1.69	.32
Class 529-F-3 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-1 – actual return	1,000.00	1,091.51	7.01	1.33
Class R-1 – assumed 5% return	1,000.00	1,018.50	6.77	1.33
Class R-2 – actual return	1,000.00	1,091.56	7.12	1.35
Class R-2 – assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class R-2E – actual return	1,000.00	1,093.15	5.59	1.06
Class R-2E – assumed 5% return	1,000.00	1,019.86	5.40	1.06
Class R-3 – actual return	1,000.00	1,093.79	4.80	.91
Class R-3 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class R-4 – actual return	1,000.00	1,095.48	3.22	.61
Class R-4 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class R-5E – actual return	1,000.00	1,096.63	2.11	.40
Class R-5E – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class R-5 – actual return	1,000.00	1,097.27	1.64	.31
Class R-5 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class R-6 – actual return	1,000.00	1,097.53	1.43	.27
Class R-6 – assumed 5% return	1,000.00	1,023.84	1.38	.27

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

The Investment Company of America	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2021:

Long-term capital gains	$7,056,101,000
Qualified dividend income	100%
Section 163(j) interest dividends	$9,168,000
Corporate dividends received deduction	$1,348,761,000
U.S. government income that may be exempt from state taxation	$1,102,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

32	The Investment Company of America

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2020, through September 30, 2021. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

The Investment Company of America	33

Board of trustees and other officers

Independent trustees[1]

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Mary Anne Dolan, 1947	2000	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2008	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, SAB de CV	22	América Móvil, SAB de CV (telecommunications company); Grupo Lala, SAB de CV (dairy company); Grupo Sanborns, SAB de CV (retail stores and restaurants); Kimberly-Clark de México, SAB de CV (consumer staples)
Merit E. Janow, 1958	2021	Dean and Professor, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
William D. Jones, 1955 Chair of the Board (Independent and Non-Executive)	2010	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	23	Biogen Inc.; Sempra Energy
John C. Mazziotta, MD, PhD,1949	2011	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA	4	None
William R. McLaughlin, 1956	2015	Advisor and former President and CEO, The Orvis Company (outdoor equipment retailer)	4	None
Kenneth M. Simril, 1965	2019	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	Bunge Limited (agricultural business and food company)
Kathy J. Williams, 1955	2019	Commissioner, Juvenile Justice Delinquency Prevention Commission; Board Member, Aspen Public Radio; former Commissioner, Marin County Human Rights Commission	7	None

Interested trustees[4,5]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
James Terrile, 1965 Senior Vice President and Trustee	2019	Partner — Capital Research Global Investors, Capital Research and Management Company	4	None
William L. Robbins, 1968 Trustee	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]; Chair and Director, Capital Group International, Inc.[6]	10	None

See page 35 for footnotes.

34	The Investment Company of America

Other officers[5]

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Grant L. Cambridge, 1962 Co-President	2019	Partner — Capital International Investors, Capital Research and Management Company
Martin Romo, 1967 Co-President	2018	Partner — Capital Research Global Investors, Capital Research and Management Company;
Chairman, Principal Executive Officer and Director, Capital Research Company[6];
		Director, The Capital Group Companies, Inc.[6]
Herbert Y. Poon, 1973 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chief Compliance Officer, Capital Research and Management Company; Chief Compliance Officer, Capital Research Company[6]
Michael W. Stockton, 1967 Executive Vice President	2013–2016, 2019	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Christopher D. Buchbinder, 1971 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Joyce E. Gordon, 1956 Senior Vice President	1998	Partner — Capital Research Global Investors, Capital Research and Management Company
Martin Jacobs, 1962 Senior Vice President	2021	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
James B. Lovelace, 1956 Senior Vice President	1994	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company[6]
Donald D. O’Neal, 1960 Senior Vice President	1994	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]
Jessica C. Spaly, 1977 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Julie E. Lawton, 1973 Secretary	2021	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[6]
Hong T. Le, 1978 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Marilyn Paramo, 1982 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016, 2021	Senior Vice President — Investment Operations, Capital Research and Management Company

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

The Investment Company of America	35

Office of the fund

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address nearest you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP

400 South Hope Street

Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

36	The Investment Company of America

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of The Investment Company of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that William R. McLaughlin, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

ICA

Registrant:

a) Audit Fees:
Audit	2020	216,000
	2021	102,000

b) Audit-Related Fees:
	2020	19,000
	2021	17,000

c) Tax Fees:
	2020	8,000
	2021	8,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	1,477,000
	2021	1,427,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2020	40,000
	2021	1,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	None
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $1,544,000 for fiscal year 2020 and $1,455,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By __/s/ Herbert Y. Poon________________
Herbert Y. Poon, Principal Executive Officer

Date: February 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Herbert Y. Poon_____________
Herbert Y. Poon, Principal Executive Officer

Date: February 28, 2022

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: February 28, 2022